                                                                    EXHIBIT 10.3

                                CONSENT AGREEMENT

         THIS CONSENT AGREEMENT (this "Consent") is entered into as of the 20th day of August, 2002, by and among (a) Dominion Homes, Inc. (the "Company"), (b) the institutions from time to time party to the Credit Agreement (as defined below) as lenders (individually, a "Lender" and collectively, the "Lenders"), and (c) The Huntington National Bank ("Huntington") as issuing bank and as a Lender, and Huntington in its separate capacity as administrative agent for the Lenders and the issuing bank (with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. As of December 31, 2001, the Company, the Lenders, the Administrative Agent, and Huntington, in its capacity as issuing bank, executed a certain Amended and Restated Credit Agreement, which was amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of June 10, 2002, (as so amended, collectively the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

     B. As of December 31, 2001, the Company executed and delivered to the Administrative Agent, inter alia, revolving credit notes in favor of the Lenders, in the original aggregate principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) and a swing note in favor of Huntington in the principal sum of $10,000,000, (hereinafter collectively, the "Notes"); and

     C. In connection with the Credit Agreement and the Notes, the Company and certain of its Subsidiaries executed and delivered to the Administrative Agent a standby letter of credit reimbursement agreement, guaranty agreements, certain other loan documents, consents, agreements, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

     D. The Company desires to enter into a lease transaction of office space that when added to existing lease obligations would violate the annual limit on operating lease rentals set forth in Section 8.7, "Operating Lease Rentals," of the Credit Agreement (the "Lease Transaction"); and

     E. The Company has requested that the Required Lenders and the Administrative Agent consent to the Lease Transaction and modify Section 8.7, "Operating Lease Rentals," of the Credit Agreement so that the Company may enter into the Lease Transaction without violating Section 8.7 of the Credit Agreement, and the Required Lenders and the Administrative Agent are willing to do so upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Notwithstanding Section 8.7, "Operating Lease Rentals," of the Credit Agreement, the Required Lenders and the Administrative Agent hereby consent to the Lease Transaction, during the period beginning August 15, 2002, and continuing, through and including December 31, 2002, only.

         3. Conditions of Effectiveness. All provisions of this Consent shall become effective as of August 15, 2002, upon satisfaction of all of the following conditions precedent:

         (a) The Administrative Agent shall have received nine duly executed copies of this Consent and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

         (b) The representations contained in paragraph 4 below shall be true and accurate in all respects.

         4. Representations. The Company represents and warrants that after giving effect to this Consent (a) each and every one of the representations and warranties made by or on behalf of the Company in the Credit Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Potential Default.

         5. Amendment to Credit Agreement. (a) Upon the effectiveness of this Consent, each reference in the Credit Agreement to "Credit Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders and the Administrative Agent may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders and the Administrative Agent, including, without limitation, waivers of Events of Default which may

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exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Loan Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their terms.

         6. Authority. The Company hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation or code of regulations of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Consent constitutes a valid and legally binding obligation upon the Company in every respect.

         7. Counterparts. This Consent may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

         8. Costs and Expenses. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Consent and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent's counsel with respect thereto.

         9. Governing Law. This Consent shall be governed by and construed in accordance with the law of the State of Ohio.

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                  IN WITNESS WHEREOF, the Company, the Lenders and the
Administrative Agent have hereunto set their hands as of the date first set forth above.

                              COMPANY:

                              DOMINION HOMES, INC.

                              By:    /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its: Senior Vice President/Chief Financial Officer
                                  ----------------------------------------------


                              ADMINISTRATIVE AGENT:

                              THE HUNTINGTON NATIONAL BANK

                              By: /s/ William R. Remias
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------


                              LENDERS:

                              THE HUNTINGTON NATIONAL BANK,
                              as Lender and Issuing Bank

                              By: /s/ William R. Remias
                                 -----------------------------------------------

                              Its:  Vice President
                                  ----------------------------------------------


                              BANK ONE, NATIONAL ASSOCIATION

                              By:   /s/ David A. DeVictor
                                 -----------------------------------------------

                              Its:   Vice President
                                  ----------------------------------------------

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                              KEYBANK NATIONAL ASSOCIATION

                              By:  /s/ Robert L. Zelina
                                 -----------------------------------------------

                              Its:  Vice President
                                  ----------------------------------------------


                              NATIONAL CITY BANK

                              By:  /s/ Steven A. Smith
                                 -----------------------------------------------

                              Its:  Senior Vice President
                                  ----------------------------------------------


                              COMERICA BANK

                              By:  /s/ Charles L. Weddell
                                 -----------------------------------------------

                              Its:  Vice President
                                  ----------------------------------------------


                              U.S. BANK N.A. fka Firstar Bank, N.A.

                              By:  /s/ Dean Vandewater
                                 -----------------------------------------------

                              Its:  Assistant Vice President
                                  ----------------------------------------------


                              THE PROVIDENT BANK

                              By:  /s/ Stephen S. Brooks
                                 -----------------------------------------------

                              Its: Senior Vice President
                                  ----------------------------------------------


                              FIFTH THIRD BANK (CENTRAL OHIO)

                              By: /s/ John K. Beardslee
                                 -----------------------------------------------

                              Its:  Vice President
                                  ----------------------------------------------

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                              CONSENT OF GUARANTORS

     Each of the undersigned, being a guarantor of the Company's indebtedness to the Agent and the Lenders pursuant to certain guaranty agreements in favor of the Agent with the Bank, hereby consents and agrees to be bound by the terms, conditions and execution of the above Consent and hereby further agrees that its obligations shall be continuing as provided in said guaranty agreements and said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

                              DOMINION HOMES OF KENTUCKY, LTD.
                              By:   Dominion Homes of Kentucky GP, LLC,
                                    its general partner

                              By:     /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its:    Vice President/Treasurer
                                  ----------------------------------------------


                              DOMINION HOMES OF KENTUCKY GP, LLC

                              By:    /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its:   Vice President/Treasurer
                                  ----------------------------------------------


                              ALLIANCE TITLE AGENCY OF KENTUCKY, LLC

                              By:     /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its:    Vice President/Treasurer
                                  ----------------------------------------------


                              RESOLUTION PROPERTY COMPANY, LLC

                              By:    /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its:  President
                                  ----------------------------------------------


                              DOMINION HOMES REALTY, LLC

                              By:   /s/ Peter J. O'Hanlon
                                 -----------------------------------------------

                              Its:  Vice President/Treasurer
                                  ----------------------------------------------






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